Exhibit 10.75

Change Order Form # 6

Change order under Agreement dated:  Third Amendment to Development and Clinical Supplies Agreement dated 29 September 2010

Between:  Radius Health, Inc and 3M

Project Name:  For the development of Radius’s BA-058 compound delivered via 3M’s Microstructured Transdermal Delivery System

Change requested by:  Radius

Name:  Gary Hattersley

Company:  Radius

Date:  1 June 2011

Description of change:

3M has been requested to add 5ºC

8-month stability pull for CM-10-00503

3-month stability pull for TM-10-00569

3-month stability pull for TM-10-00570

4-month stability pull for TM-10-00584

@ [*] each pull.

In all other respects, the terms and conditions of the Agreement remain in full force and effect.

Requested task, dates and costs are approved by:

Company: Radius Health, Inc	Company: 3M
Name: Nick Harvey	Name: Mary Mathisen
Signature: /s/ Nick Harvey	Signature: /s/ Mary Mathisen
Position: CFO	Position: Commercialization Mgr
Date (dd/mm/yy): 6/16/11	Date (dd/mm/yy): 6/20/2011

* Confidential Treatment Requested by the Registrant.  Redacted Portion Filed Separately with the Commission.